Exhibit 99.1

         Image Entertainment Lowers Revenue Guidance for First Quarter
                   Ended June 30, 2005 to $18 to $19 Million;
                 Annual Revenue Guidance Unchanged At This Time

    CHATSWORTH, Calif.--(BUSINESS WIRE)--Aug. 1, 2005--

          Invitation Issued to Join Its First Quarter Results
 Conference Call Set for Thursday, August 11, 2005 at 4:30 PM EASTERN

    Image Entertainment, Inc. (Nasdaq: DISK), a leading independent licensee, producer and distributor of home entertainment programming in North America, today announced it has adjusted its first quarter fiscal 2006 revenue guidance lower to range between $18 million to $19 million, down from previously announced revenue guidance range of between $19 million to $21 million. The Company is not adjusting previously announced annual revenue guidance of between $110 million to $120 million.
    The Company will hold a conference call on Thursday, August 11, 2005, at 4:30 PM EASTERN TIME to review the fiscal 2006 first quarter ended June 30, 2005, financial results, followed by a Q&A session.



What:   Image Entertainment's Fiscal 2006 First Quarter Results

When:   Thursday, August 11, 2005 at 4:30 PM ET

Where:  www.image-entertainment.com or at www.earnings.com.

How: To listen to the live Webcast - simply log onto the web at either of the addresses above and click on the conference call icon on Investors--Calendar of Events, or Webcasts pages, respectively. To access the live call, dial: (800) 500-0920, and request to participate in the call by stating the confirmation code 4970187. Dial-ins begin at approximately 4:20 PM EASTERN, or at any time during the conference call. International participants please dial (719) 457-2699.

    For those unable to participate in the conference call, a recording of the call will be available from 7:30 PM EASTERN on the day of the call until August 18, 2005. To access the recording, dial
(888) 203-1112 and enter the passcode 4970187. International participants please dial (719) 457-0820 and use the same passcode.
    Participating on the call will be: Mr. Martin Greenwald, President & Chief Executive Officer; Mr. Jeff Framer, Chief Financial Officer; and Mr. David Borshell, Chief Operating Officer.

    About Image Entertainment:

    Image Entertainment, Inc. is a leading independent licensee, producer and distributor of home entertainment programming in North America, with more than 2,800 exclusive DVD titles and 175 exclusive CD titles in domestic release and approximately 300 programs internationally via sublicense agreements. For many of its titles, the Company has exclusive audio and broadcast rights and, through its subsidiary Egami Media, Inc., exclusive video on demand, streaming video and download rights. The Company is headquartered in Chatsworth, California, and has a domestic distribution facility in Las Vegas, Nevada. For more information about Image Entertainment, Inc., please go to www.image-entertainment.com.

    Forward-Looking Statements:

    This press release may contain forward-looking statements which are based on the Company's current expectations, forecasts and assumptions. In some cases forward-looking statements may be identified by forward-looking words like "would," "intend," "hope," "will," "may," "should," "expect," "anticipate," "believe," "estimate," "predict," "continue," or similar words. Forward-looking statements involve risks and uncertainties which could cause actual outcomes and results to differ materially from the Company's expectations, forecasts and assumptions. These risks and uncertainties include risks and uncertainties not in the control of the Company, including, without limitation, the current economic climate and other risks and uncertainties, including those enumerated and described in the Company's filings with the Securities and Exchange Commission, which filings are available on the SEC's website at www.sec.gov. Unless otherwise required by law, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

    CONTACT: Press/Corporate Contact:
             THE HONIG COMPANY, INC.
             Steve Honig, 310-246-1801
             press@honigcompany.com
              or
             Investor Relations:
             MKR Group, LLC
             Charles Messman or Todd Kehrli, 818-556-3700 ir@mkr-group.com